POWER OF ATTORNEY
                                 WITH RESPECT TO

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                                   (DEPOSITOR)

                  ALLSTATE LIFE OF NEW YORK SEPARATE ACCOUNT A
                                  (REGISTRANT)

                 THE SCUDDER HORIZON ADVANTAGE VARIABLE ANNUITY

         Know all men by these presents that Thomas J. Wilson, II, whose signature appears below, constitutes and appoints Michael J. Velotta, his attorney-in-fact, with power of substitution in any and all capacities, to sign any registration statements and amendments thereto for Allstate Life Insurance Company of New York (Depositor), Allstate Life of New York Separate Account A (Registrant) and related Contracts and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

May 16, 2000
Date


/s/Thomas J. Wilson, II
-----------------------
Thomas J. Wilson, II
President and Director

                               POWER OF ATTORNEY
                                 WITH RESPECT TO

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                                   (DEPOSITOR)

                  ALLSTATE LIFE OF NEW YORK SEPARATE ACCOUNT A
                                  (REGISTRANT)

                 THE SCUDDER HORIZON ADVANTAGE VARIABLE ANNUITY

         Know all men by these presents that Michael J. Velotta, whose signature appears below, constitutes and appoints Thomas J. Wilson, II, his attorney-in-fact, with power of substitution in any and all capacities, to sign any registration statements and amendments thereto for Allstate Life Insurance Company of New York (Depositor), Allstate Life of New York Separate Account A (Registrant) and related Contracts and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

May 16, 2000
Date

/s/Michael J. Velotta
---------------------
Michael J. Velotta
Vice President, Secretary, General Counsel and Director

                                POWER OF ATTORNEY
                                 WITH RESPECT TO

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                                   (DEPOSITOR)

                  ALLSTATE LIFE OF NEW YORK SEPARATE ACCOUNT A
                                  (REGISTRANT)

                 THE SCUDDER HORIZON ADVANTAGE VARIABLE ANNUITY

         Know all men by these presents that Vincent A. Fusco, whose signature appears below, constitutes and appoints Thomas J. Wilson, II and Michael J. Velotta, and each of them, his attorney-in-fact, with power of substitution in any and all capacities, to sign any registration statements and amendments thereto for Allstate Life Insurance Company of New York (Depositor), Allstate Life of New York Separate Account A (Registrant) and related Contracts and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

May 16, 2000
Date

/s/Vincent A. Fusco
-------------------
Vincent A. Fusco
Chief Operations Officer and Director

                               POWER OF ATTORNEY
                                 WITH RESPECT TO

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                                   (DEPOSITOR)

                  ALLSTATE LIFE OF NEW YORK SEPARATE ACCOUNT A
                                  (REGISTRANT)

                 THE SCUDDER HORIZON ADVANTAGE VARIABLE ANNUITY

         Know all men by these presents that Marla G. Friedman, whose signature appears below, constitutes and appoints Thomas J. Wilson, II and Michael J. Velotta, and each of them, her attorney-in-fact, with power of substitution in any and all capacities, to sign any registration statements and amendments thereto for Allstate Life Insurance Company of New York (Depositor), Allstate Life of New York Separate Account A (Registrant) and related Contracts and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorney-in-fact, or her substitute or substitutes, may do or cause to be done by virtue hereof.

May 16, 2000
Date

/s/Marla G. Friedman
--------------------
Marla G. Friedman
Vice President and Director

                                POWER OF ATTORNEY
                                 WITH RESPECT TO

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                                   (DEPOSITOR)

                  ALLSTATE LIFE OF NEW YORK SEPARATE ACCOUNT A
                                  (REGISTRANT)

                 THE SCUDDER HORIZON ADVANTAGE VARIABLE ANNUITY

         Know all men by these presents that Kevin R. Slawin, whose signature appears below, constitutes and appoints Thomas J. Wilson, II and Michael J. Velotta, and each of them, his attorney-in-fact, with power of substitution in any and all capacities, to sign any registration statements and amendments thereto for Allstate Life Insurance Company of New York (Depositor), Allstate Life of New York Separate Account A (Registrant) and related Contracts and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

May 16, 2000
Date

/s/Kevin R. Slawin
------------------
Kevin R. Slawin
Director and Vice President

                                POWER OF ATTORNEY
                                 WITH RESPECT TO

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                                   (DEPOSITOR)

                  ALLSTATE LIFE OF NEW YORK SEPARATE ACCOUNT A
                                  (REGISTRANT)

                 THE SCUDDER HORIZON ADVANTAGE VARIABLE ANNUITY

         Know all men by these presents that Casey J. Sylla, whose signature appears below, constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them, his attorney-in-fact, with power of substitution in any and all capacities, to sign any registration statements and amendments thereto for Allstate Life Insurance Company of New York (Depositor), Allstate Life of New York Separate Account A (Registrant) and related Contracts to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

May 16, 2000
Date

/s/ Casey J. Sylla
-------------------
Casey J. Sylla
Chief Investment Officer

                                POWER OF ATTORNEY
                                 WITH RESPECT TO

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                                   (DEPOSITOR)

                  ALLSTATE LIFE OF NEW YORK SEPARATE ACCOUNT A
                                  (REGISTRANT)

                 THE SCUDDER HORIZON ADVANTAGE VARIABLE ANNUITY

         Know all men by these presents that Samuel H. Pilch, whose signature appears below, constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them, his attorney-in-fact, with power of substitution in any and all capacities, to sign any registration statements and amendments thereto for Allstate Life Insurance Company of New York (Depositor), Allstate Life of New York Separate Account A (Registrant) and related Contracts to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

May 16, 2000
Date

/s/ Samuel H. Pilch
--------------------
Samuel H. Pilch
Controller

                               POWER OF ATTORNEY
                                 WITH RESPECT TO

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                                   (DEPOSITOR)

                  ALLSTATE LIFE OF NEW YORK SEPARATE ACCOUNT A
                                  (REGISTRANT)

                 THE SCUDDER HORIZON ADVANTAGE VARIABLE ANNUITY

         Know all men by these presents that Marcia D. Alazraki, whose signature appears below, constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them, her attorney-in-fact, with power of substitution in any and all capacities, to sign any registration statements and amendments thereto for Allstate Life Insurance Company of New York (Depositor), Allstate Life of New York Separate Account A (Registrant) and related Contracts and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorney-in-fact, or her substitute or substitutes, may do or cause to be done by virtue hereof.

May 16, 2000
Date

/s/ Marcia D. Alazraki
-----------------------
Marcia D. Alazraki
Director

                               POWER OF ATTORNEY
                                 WITH RESPECT TO

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                                   (DEPOSITOR)

                  ALLSTATE LIFE OF NEW YORK SEPARATE ACCOUNT A
                                  (REGISTRANT)

                 THE SCUDDER HORIZON ADVANTAGE VARIABLE ANNUITY

         Know all men by these presents that Cleveland Johnson, Jr., whose signature appears below, constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them, his attorney-in-fact, with power of substitution in any and all capacities, to sign any registration statements and amendments thereto for Allstate Life Insurance Company of New York (Depositor), Allstate Life of New York Separate Account A (Registrant) and related Contracts and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

May 16, 2000
Date

/s/ Cleveland Johnson, Jr.
---------------------------
Cleveland Johnson, Jr.
Director

                                POWER OF ATTORNEY
                                 WITH RESPECT TO

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                                   (DEPOSITOR)

                  ALLSTATE LIFE OF NEW YORK SEPARATE ACCOUNT A
                                  (REGISTRANT)

                 THE SCUDDER HORIZON ADVANTAGE VARIABLE ANNUITY

         Know all men by these presents that Kenneth R. O'Brien, whose signature appears below, constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them, his attorney-in-fact, with power of substitution in any and all capacities, to sign any registration statements and amendments thereto for Allstate Life Insurance Company of New York (Depositor), Allstate Life of New York Separate Account A (Registrant) and related Contracts and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

May 16, 2000
Date

/s/ Kenneth R. O'Brien
-----------------------
Kenneth R. O'Brien
Director

                                POWER OF ATTORNEY
                                 WITH RESPECT TO

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                                   (DEPOSITOR)

                  ALLSTATE LIFE OF NEW YORK SEPARATE ACCOUNT A
                                  (REGISTRANT)

                 THE SCUDDER HORIZON ADVANTAGE VARIABLE ANNUITY

         Know all men by these presents that John R. Raben, Jr., whose signature appears below, constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them, his attorney-in-fact, with power of substitution in any and all capacities, to sign any registration statements and amendments thereto for Allstate Life Insurance Company of New York (Depositor), Allstate Life of New York Separate Account A (Registrant) and related Contracts and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

May 16, 2000
Date

/s/ John R. Raben, Jr.
-----------------------
John R. Raben, Jr.
Director

                               POWER OF ATTORNEY
                                 WITH RESPECT TO

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                                   (DEPOSITOR)

                  ALLSTATE LIFE OF NEW YORK SEPARATE ACCOUNT A
                                  (REGISTRANT)

                 THE SCUDDER HORIZON ADVANTAGE VARIABLE ANNUITY

         Know all men by these presents that Sally A. Slacke, whose signature appears below, constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them, her attorney-in-fact, with power of substitution in any and all capacities, to sign any registration statements and amendments thereto for Allstate Life Insurance Company of New York (Depositor), Allstate Life of New York Separate Account A (Registrant) and related Contracts and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorney-in-fact, or her substitute or substitutes, may do or cause to be done by virtue hereof.

May 16, 2000
Date

/s/ Sally A. Slacke
--------------------
Sally A. Slacke
Director

                                POWER OF ATTORNEY
                                 WITH RESPECT TO

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                                   (DEPOSITOR)

                  ALLSTATE LIFE OF NEW YORK SEPARATE ACCOUNT A
                                  (REGISTRANT)

                 THE SCUDDER HORIZON ADVANTAGE VARIABLE ANNUITY

         Know all men by these presents that Leonard G. Sherman, whose signature appears below, constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them, his attorney-in-fact, with power of substitution in any and all capacities, to sign any registration statements and amendments thereto for Allstate Life Insurance Company of New York (Depositor), Allstate Life of New York Separate Account A (Registrant) and related Contracts and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

May 16, 2000
Date

/s/ Leonard G. Sherman
-----------------------
Leonard G. Sherman
Director

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

                                   (DEPOSITOR)

                  ALLSTATE LIFE OF NEW YORK SEPARATE ACCOUNT A

                                  (REGISTRANT)

                 THE SCUDDER HORIZON ADVANTAGE VARIABLE ANNUITY

         Know all men by these presents that Patricia W. Wilson, whose signature appears below, constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them, her attorney-in-fact, with power of substitution in any and all capacities, to sign any registration statements and amendments thereto for Allstate Life Insurance Company of New York (Depositor), Allstate Life of New York Separate Account A (Registrant) and related Contracts and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorney-in-fact, or her substitute or substitutes, may do or cause to be done by virtue hereof.

May 16, 2000

Date

/s/ Patricia W. Wilson
-----------------------
Patricia W. Wilson
Assistant Vice President and Director